SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019

PROVIDENT BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-37504	45-3231576
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5 Market Street, Amesbury, Massachusetts	01913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (978) 834-8555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	PVBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events

On June 5, 2019, the Board of Trustees of Provident Bancorp (the “MHC”) and the Boards of Directors of Provident Bancorp, Inc. (the “Company”) and The Provident Bank (the “Bank”) each adopted the Plan of Conversion (the “Plan”) pursuant to which the MHC will undertake a “second-step” conversion and cease to exist. The Company will reorganize from a two-tier mutual holding company structure to a fully public stock holding company structure. The MHC currently owns 52.3% of the outstanding shares of the common stock of the Company.

Pursuant to the Plan, (i) the Bank will become a wholly-owned subsidiary of a newly formed Maryland stock corporation (the “New Holding Company”), (ii) the shares of common stock of the Company held by persons other than the MHC (whose shares will be canceled) will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to generally preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of common stock representing the ownership interest of the MHC in a subscription offering. The Plan is subject to regulatory approval as well as the approval of the corporators of the MHC and the Company’s stockholders (including the approval of a majority of the Company’s outstanding shares of common stock held by persons other than the MHC).

Shares not subscribed for in the subscription offering may be sold in a community, syndicated and/or firm commitment underwritten public offering. The number and price of shares to be sold in the offering and the exchange ratio for current stockholders of the Company will be based on an independent appraisal.

The foregoing summary of the Plan is not complete and is qualified in its entirety by reference to the complete text of the Plan, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Company announced the adoption of the Plan in a press release dated June 5, 2019. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description
2.1	Plan of Conversion of Provident Bancorp dated June 5, 2019

99.1	Press Release dated June 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT BANCORP, INC.

DATE: June 5, 2019	By:	/s/ David P. Mansfield
David P. Mansfield
President and Chief Executive Officer